Derivative Instruments and Hedging Activities - Commitment of Foreign Currency Forward Contracts (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 Norwegian Kroner [Member] USD ($)	Dec. 31, 2014 Norwegian Kroner [Member] Foreign currency forward contracts [Member] NOK
Derivative [Line Items]
Contract Amount in Foreign Currency			861,000
Average Forward Rate		6.44
Fair Value / Carrying Amount of Asset (Liability)	(18,407)	(18,407)
Expected Maturity Amount of Foreign Currency Derivatives in Next Fiscal Year	91,400	91,400
Expected Maturity Amount of Foreign Currency Derivatives in Year Two	$ 42,253	$ 42,253